SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 11, 1996; (May 28, 1996)

                       AMERICAN RADIO SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                    0-26102           04-3196245
 (State or other           (Commission            (IRS Employer
jurisdiction of               File Number)      Identification No.)
incorporation)


                              116 Huntington Avenue
                           Boston, Massachusetts 02116
          (Address of principal executive offices, including zip code)




                                 (617) 375-7500
              (Registrant's telephone number, including area code)





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Item 2.  Acquisition and Disposition of Assets

         On May 29, 1996, American Radio Systems Corporation, a Delaware corporation (the "Company"), consummated certain transactions (the "Hartford transactions") contemplated by a series of agreements dated August 11, 1995 with The Ten Eighty Corporation and certain affiliates. The Company purchased the assets of WTIC-AM and WTIC-FM from The Ten Eighty Corporation for an aggregate purchase price of approximately $38.6 million, including approximately $1.1 million of working capital and an obligation to make payments aggregating approximately $8.5 million pursuant to a consulting and non-competition agreement with an affiliate of the owner of the stations. In August 1995, the Company was prevented from acquiring the stations under the then existing Federal Communications Commission ("FCC") regulations, and therefore loaned an aggregate of $35.5 million to the owner of such stations and an affiliate thereof and made a $2.0 million escrow deposit. The escrow deposit, $27.0 million of the aggregate loans and $1.1 of available cash were utilized to finance the acquisition. The remaining $8.5 million loan will be used to satisfy the Company's obligations under the consulting and non-competition agreement. During 1995, as part of the Hartford transactions, the Company also paid $3.5 million to purchase the tower of one of the stations and paid $1.0 million for a one-year option to purchase for $1.00 the New England Weather Service (which provides weather information to subscribers).

         On May 31, 1996, the transactions (the "Marlin transactions") contemplated by the Agreement and Plan of Merger, dated March 15, 1996, by and among the Company, ARS Acquisition Company, a Delaware corporation and a wholly owned subsidiary of the Company, and Marlin Broadcasting, Inc., a Delaware corporation ("Marlin"), were consummated. Pursuant thereto, the Company acquired WFLN-FM in Philadelphia, Pennsylvania, WQRS-FM in Detroit, Michigan and WTMI-FM in Miami, Florida for an aggregate purchase price of approximately $58.5 million, together with the assumption of approximately $9.0 million of long-term debt. The acquisition was financed through a $4.0 million escrow deposit, and available cash. The principal stockholder of Marlin immediately thereafter acquired WTMI-FM from the Company for approximately $18.7 million in cash. Proceeds from the sale of WTMI-FM will be held as restricted cash in an escrow account pursuant to an Internal Revenue Code like kind exchange agreement. The Company will be retaining certain Philadelphia real estate and tower assets valued at approximately $3-4 million. The Company is currently negotiating an agreement with Secret Communications L.P., a Delaware limited partnership ("Secret"), pursuant to which it will exchange the Philadelphia and Detroit stations for two stations owned by Secret in Sacramento, California and approximately $20.0 million in cash. The Company is currently programming the Sacramento stations under a local marketing agreement with Secret and Secret is currently programming the Philadelphia and Detroit stations under a local marketing agreement with the Company. The consummation of the transactions with Secret are subject to, among other things, the signing of a definitive Asset Exchange Agreement, and approval from the FCC.




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Item 5.  Other Events

         On May 28, 1996, the Company and Olympic Broadcasters, Inc., a Nevada corporation, entered into a purchase agreement pursuant to which the Company will acquire the assets of KSSJ- FM in Sacramento, California for a purchase price of approximately $13.5 million. Consummation of the transaction is subject to, among other things, the approval of the FCC. For more information, see the Company's press release dated May 28, 1996, which is attached herewith as
Exhibit 99.1 and incorporated by reference herein.

         On June 4, 1996, the Company and Mortenson Broadcasting Company, an Ohio corporation, entered into a purchase agreement pursuant to which the Company will acquire the assets of WBGR-AM in Baltimore, Maryland for a purchase price of approximately $2.8 million. Consummation of the transaction is subject to, among other things, the approval of the FCC. For more information, see the Company's press release, dated June 4, 1996, which is attached herewith as
Exhibit 99.2 and incorporated by reference herein.

         On June 10, 1996, the Company announced that it is seeking to raise approximately $125.0 million through an institutional private placement of convertible exchangeable preferred stock. For more information, see the Company's press release, dated June 10, 1996, which is attached herewith as
Exhibit 99.3 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits

         (a)  Financial Statements

          As of the date of filing of this Current Report on 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7(a). In accordance with Item 7(a) (4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after June 13, 1996.

         (b)  Pro Forma Financial Information

         As of the date of this filing of this Current Report on 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after June 13, 1996.



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         (c)  Exhibits


    Exhibit No.                                    Description                                       Page

Exhibit 2.1                (a) Asset Purchase Agreement, dated as of August 11,                       *
                           1995 between ARSI and The Ten Eighty Corporation

                           (b) Note Purchase Agreement, dated as of August 11,
                           1995 between the Company and The Ten Eighty
                           Corporation

                           (c) Note Purchase  Agreement,  dated as of August 11,
                           1995 between the Company and Chase Dover, Inc.

                           (d)  Option  Agreement  relating  to  Asset  Purchase
                           Agreement  dated August 11, 1995 between ARSI and New
                           England Weather Service, Inc.

Exhibit 2.2                Agreement and Plan of Merger dated March 15, 1996                           **
                           by and among the Company, ARS Acquisition
                           Company, Inc. and Marlin.

Exhibit 99.1               Press Release dated as of May 28, 1996.                              Filed herewith

Exhibit 99.2               Press Release dated as of June 4, 1996.                              Filed herewith

Exhibit 99.3               Press Release dated as of June 10, 1996.                             Filed herewith


- ------------------------
* Filed as Exhibits 10.29, 10.30, and 10.31 and 10.32 to the Company's Registration Statement on Form S-1 (File No. 33-99230) filed with the SEC on November 13, 1995 and hereby incorporated by reference.

** Filed as Exhibit 10.43 to the Company's Annual Report on Form 10-K for year ended December 31, 1995 and hereby incorporated by reference.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AMERICAN RADIO SYSTEMS CORPORATION
                                  (Registrant)



                                  By:      /s/ Justin D. Benincasa
                                           Justin D. Benincasa
                                           Vice President and
                                           Corporate Controller

Date:  June 11, 1996